Note 18 - Subsequent Events	12 Months Ended
Nov. 30, 2024
Statement Line Items [Line Items]
Disclosure of events after reporting period [text block]
18.	Subsequent Events

Subsequent to November 30, 2024, the Company had sales of 1,118,400 ATM Shares under the 2024 ATM Program for gross proceeds of approximately $1.29 million, with aggregate commissions paid or payable to the Agents and other share issue costs of approximately $0.03 million.

Subsequent to November 30, 2024, U.S. GoldMining granted 140,500 stock options and 15,050 restricted stock units to certain of its officers, employees and consultants under its 2023 Incentive Plan. The stock options are exercisable for a period of five years from the grant date, vest over an 18 month period and have an exercise price of US$10. The restricted stock units vest over a 1 year period and have a fair value of US$8.32 per restricted stock unit.